Derivative Financial Instruments and Hedging Activities	3 Months Ended
Mar. 29, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments and Hedging Activities
Derivative Financial Instruments and Hedging Activities
Heinz operates internationally, with manufacturing and sales facilities in various locations around the world, and utilizes certain derivative financial instruments to manage its foreign currency, debt and interest rate exposures. At March 29, 2015, Heinz had outstanding currency exchange, interest rate, and cross-currency swap derivative contracts with notional amounts of $2.3 billion, $6.4 billion and $9.9 billion respectively. At December 28, 2014, Heinz had outstanding currency exchange, interest rate, and cross-currency swap derivative contracts with notional amounts of $4.6 billion, $7.9 billion and $9.9 billion, respectively.
The following table presents the fair values and corresponding balance sheet captions of Heinz’s derivative instruments as of March 29, 2015 and December 28, 2014:

	March 29, 2015			December 28, 2014
	Foreign Exchange Contracts	Interest Rate Contracts	Cross-Currency Swap Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Cross-Currency Swap Contracts
	(In millions)
Assets:
Derivatives designated as hedging instruments:
Other receivables, net	$49	$—	$—	$43	$—	$—
Other non-current assets	—	—	1,191	3	2	357
	49	—	1,191	46	2	357
Derivatives not designated as hedging instruments:
Other receivables, net	35	—	—	158	—	—
Other non-current assets	26	—	—	11	—	—
	61	—	—	169	—	—
Total assets(a)	$110	$—	$1,191	$215	$2	$357
Liabilities:
Derivatives designated as hedging instruments:
Other payables	$25	$—	$—	$14	$—	$—
Other non-current liabilities	—	102	85	1	16	2
	25	102	85	15	16	2
Derivatives not designated as hedging instruments:
Other payables	7	—	—	108	—	—
Other non-current liabilities	—	—	—	—	—	—
	7	—	—	108	—	—
Total liabilities(a)	$32	$102	$85	$123	$16	$2
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(a)
Heinz’s derivative financial instruments are subject to master netting arrangements that allow for the offset of asset and liabilities in the event of default or early termination of the contract. Heinz elects to record the gross assets and liabilities of its derivative financial instruments in the consolidated balance sheets. If the derivative financial instruments had been netted in the consolidated balance sheets, the asset and liability positions each would have been reduced by $219 million and $142 million at March 29, 2015 and December 28, 2014, respectively. No material amounts of collateral were received or posted on Heinz’s derivative assets and liabilities as of March 29, 2015.

Refer to Note 13 for further information on how fair value is determined for Heinz’s derivatives.
The following table presents the pre-tax effect of derivative instruments on the consolidated statement of income for the first quarters ended March 29, 2015 and March 30, 2014:

	First Quarter Ended
	March 29, 2015			March 30, 2014
	Foreign Exchange Contracts	Interest Rate Contracts	Cross-Currency Swap Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Cross-Currency Swap Contracts
	(In millions)
Cash flow hedges:
Gains/(losses) recognized in other comprehensive income (effective portion)	$8	$(120)	$—	$(3)	$(86)	$—

Net investment hedges:
Gains/(losses) recognized in other comprehensive income (effective portion)	$—	$—	$751	$—	$—	$(187)
Total gains/(losses) recognized in other comprehensive income (effective portion)	$8	$(120)	$751	$(3)	$(86)	$(187)

Cash flow hedges:
Sales	$(1)	$—	$—	$—	$—	$—
Cost of products sold	5	—	—	5	—	—
Selling, general and administrative expenses	—	—	—	—	—	—
Other income/(expense), net	1	—	—	1	—	—
Interest (expense)/income	—	(4)	—	—	—	—
	5	(4)	—	6	—	—

Derivatives not designated as hedging instruments:
Unrealized (losses)/gains on derivative instruments recognized in other expense, net	(2)	—	—	—	—	—
Realized gains/(losses) on derivative instruments recognized in other expense, net	51	11	—	(17)	—	—
	49	11	—	(17)	—	—
Total amount recognized in statement of operations	$54	$7	$—	$(11)	$—	$—

Foreign Currency Hedging:
Heinz uses forward contracts and to a lesser extent, option contracts to mitigate its foreign currency exchange rate exposure due to forecasted purchases of raw materials and sales of finished goods, and future settlement of foreign currency denominated assets and liabilities. Heinz’s principal foreign currency exposures that are hedged include the Australian dollar, British pound sterling, Canadian dollar, Euro, and the New Zealand dollar. Derivatives used to hedge forecasted transactions and specific cash flows associated with foreign currency denominated financial assets and liabilities that meet the criteria for hedge accounting are designated as cash flow hedges. Consequently, the effective portion of gains and losses is deferred as a component of accumulated other comprehensive loss and is recognized in earnings at the time the hedged item affects earnings, in the same line item as the underlying hedged item.
Interest Rate Hedging:
Heinz uses interest rate swaps to manage debt and interest rate exposures. Heinz is exposed to interest rate volatility with regard to existing and future issuances of fixed and floating rate debt. Primary exposures include U.S. Treasury rates and London Interbank Offered Rates (LIBOR).
Prior to the 2013 Merger date, Merger Subsidiary entered into interest rate swaps to mitigate exposure to variable rate debt that was raised to finance the acquisition. These agreements were not designated as hedging instruments prior to the acquisition date, and as such, we recognized the fair value of these instruments as an asset with gains recognized in income. As a result of the 2013 Merger and the transactions entered into in connection therewith, we have assumed the liabilities and obligations of Merger Subsidiary. Upon consummation of the acquisition, and as of March 29, 2015, these interest rate swaps with aggregate notional amounts of $9.0 billion and $6.4 billion, respectively, met the criteria for hedge accounting and were designated as hedges of future interest payments. During the next 12 months, Heinz expects $33 million of deferred losses reported in accumulated other comprehensive income to be amortized into earnings as interest expense, when forecasted interest payments occur.
Deferred Hedging Gains and Losses:
As of March 29, 2015, Heinz is hedging forecasted inventory purchases and sales of finished goods for periods not exceeding 2 years. During the next 12 months, Heinz expects $32 million of net deferred gains reported in accumulated other comprehensive loss to be reclassified to earnings, assuming market rates remain constant through contract maturities. Hedge ineffectiveness related to cash flow hedges as well as reclassifications to earnings due to hedged transactions deemed probable of not occurring, which is reported in current period earnings as other income/(expense), net, was not significant for the first quarters of Fiscal 2015 and Fiscal 2014, respectively.
Hedges of Net Investments in Foreign Operations:
We have numerous investments in our foreign subsidiaries, the net assets of which are exposed to volatility in foreign currency exchange rates. Beginning in October 2013, we have used cross currency swaps to hedge a portion of our net investment in such foreign operations against adverse movements in exchange rates. We designated cross currency swap contracts between pound sterling and USD, the Euro and USD, the Australian Dollar and USD, the Japanese Yen and USD, and the Canadian Dollar and USD, as net investment hedges of a portion of our equity in foreign operations in those currencies. The component of the gains and losses on our net investment in these designated foreign operations driven by changes in foreign exchange rates, are economically offset by movements in the fair values of our cross currency swap contracts. The fair value of the swaps is calculated each period with changes in fair value reported in foreign currency translation adjustments within accumulated other comprehensive income (loss), net of tax. Such amounts will remain in other comprehensive income (loss) until the complete or substantially complete liquidation of our investment in the underlying foreign operations.
In relation to the cross currency swaps:
•We pay 6.462% per annum on the pound sterling notional amount of £2.795 billion and receive 6.15% per annum on the USD notional amount of $4.5 billion on each January 8, April 8, July 8 and October 8, through the maturity date of the swap, which was also expected to be on October 8, 2019.
•We pay 5.696% per annum on the Euro notional amount of €2.210 billion and receive 6.15% per annum on the USD notional amount of $3.0 billion on each January 9, April 9, July 9 and October 9, through the maturity date of the swap, which was also expected to be on October 9, 2019.
•We pay 9.164% per annum on the Australian dollar notional amount of A$794 million and receive 6.15% per annum on the USD notional amount of $750 million on each January 10, April 10, July 10 and October 10, through the maturity date of the swap, which was also expected to be on October 10, 2019.
•We pay 4.104% per annum on the Japanese yen notional amount of ¥4.9 billion and receive 6.15% per annum on the USD notional amount of $50 million on each January 11, April 11, July 11 and October 11, through the maturity date of the swap, which was also expected to be on October 11, 2019.
•We pay 6.68% per annum on the Canadian dollar notional amount of C$1.822 billion and receive 6.15% per annum on the USD notional amount of $1.6 billion on each March 4, June 4, September 4 and December 4, through the maturity date of the swap, which was also expected to be on December 4, 2019.
Cross currency swap receipts and payments are recorded in other income/(expense), net, in the consolidated statement of operations. For the quarters ended March 29, 2015 and March 30, 2014, Heinz recorded other income/(expense), net, of $15 million and $(6) million, respectively.
Other Activities:
Heinz enters into certain derivative contracts in accordance with its risk management strategy that do not meet the criteria for hedge accounting but which have the economic impact of largely mitigating foreign currency or interest rate exposures. These derivative contracts primarily include foreign currency forwards used to help mitigate the translation impact resulting from accounting remeasurement of certain foreign-currency denominated intercompany loans and other foreign-currency denominated activities between our subsidiaries. Heinz maintained foreign currency forward contracts with total notional amounts of $1,482 million and $3,768 million that did not meet the criteria for hedge accounting as of March 29, 2015 and December 28, 2014, respectively. These forward contracts are accounted for on a full mark-to-market basis through current earnings, with gains and losses recorded as a component of other income/(expense), net. These contracts are scheduled to mature within 2.5 years.
Concentration of Credit Risk:
Counterparties to currency exchange and interest rate derivatives consist of major international financial institutions. Heinz continually monitors its positions and the credit ratings of the counterparties involved and, by policy, limits the amount of credit exposure to any one party. While Heinz may be exposed to potential losses due to the credit risk of non-performance by these counterparties, losses are not anticipated. Heinz closely monitors the credit risk associated with its counterparties and customers and to date has not experienced material losses.